                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               TCSI CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                      LOGO

                                TCSI CORPORATION
                          1080 MARINA VILLAGE PARKWAY
                           ALAMEDA, CALIFORNIA 94501

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 7, 1997

TO OUR SHAREHOLDERS

     You are cordially invited to the Annual Meeting of Shareholders of TCSI Corporation (the "Company") which will be held at 3:00 p.m. (local time) on Wednesday, May 7, 1997, at the Company's offices at 1080 Marina Village Parkway, Alameda, California 94501, for the following purposes as described in the accompanying Proxy Statement:

     1. To elect six (6) directors to the Board of Directors;

     2. To approve the TCSI Employee Stock Purchase Plan;

     3. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 1997; and

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on March 17, 1997, are entitled to notice of, and to vote at the meeting or any adjournments thereof.

     Your vote is important to the Company. Please complete, sign, date, and return the enclosed proxy card in the enclosed, postage-paid envelope. If you attend the meeting and wish to vote in person, you may withdraw your proxy and vote your shares in person.

                                          Sincerely,
                                          LOGO
                                          Roger A. Strauch
                                          Chairman of the Board and
                                          Chief Executive Officer

April 4, 1997

                                                          MAILED TO SHAREHOLDERS
                                                      ON OR ABOUT APRIL 10, 1997

                                TCSI CORPORATION

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company, for use at the 1997 Annual Meeting of Shareholders ("Annual Meeting") to be held at 3:00 p.m. (local time) on Wednesday, May 7, 1997, at the Company's offices at 1080 Marina Village Parkway, Alameda, California 94501, the Company's principal executive offices.

     Each shareholder of record of Common Stock of the Company ("Common Stock") on March 17, 1997 ("Record Date") is entitled to vote at the Annual Meeting and will have one vote for each share of Common Stock held at the close of business on the Record Date. A majority of the shares entitled to vote will constitute a quorum. On March 17, 1997, there were 21,437,656 shares of Common Stock outstanding. All references to share numbers herein give effect to the Company's three-for-two stock split in May 1996.

     Shareholders unable to attend the Annual Meeting, may vote by proxy. The proxies will vote such shares according to your instructions. If a shareholder returns a properly signed and dated proxy card but does not mark a choice on one or more items, such shareholder's shares will be voted in accordance with the recommendations of the Board of Directors as set forth in this Proxy Statement. The proxy card gives authority to the proxies to vote shares at their discretion on any other matter presented at the Annual Meeting.

     Shareholders may revoke proxies at any time prior to voting at the Annual Meeting by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy, or by attending the meeting and voting in person at the meeting. Under applicable state law and the bylaws of the Company, a quorum is required for the matters to be acted upon at the Annual Meeting. A quorum is defined as a majority of the shares entitled to vote, represented in person or by proxy, at the meeting. To pass, each matter submitted to a vote, except the election of directors, must be approved by a majority of the shares represented and voting in person or by proxy at the meeting. Shares represented by proxies which are marked "abstain" or in a manner so as to deny discretionary authority on any matter will be counted as shares present for purposes of determining the presence of a quorum; such shares will also be counted as shares present and entitled to vote, which will have the same effect as a vote against any matter other than election of directors. Proxies relating to "street name" shares which are not voted by brokers on one or more matters will not be treated as shares present for purposes of determining the presence of a quorum unless they are voted by the broker on at least one matter. Such non-voted shares will not be treated as shares represented at this meeting as to any matter for which nonvote is indicated on the broker's proxy. Director nominees must receive a plurality of the votes cast at the meeting, which means that a vote withheld will not affect the outcome of the election.

     The Company will bear the cost of preparing, handling, printing, and mailing this Proxy Statement, the accompanying proxy card, and any additional material which may be furnished to shareholders, and the actual expense incurred by brokerage houses, fiduciaries, and custodians in forwarding such materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made by the use of the mails and through direct communication with certain shareholders or their representatives by officers, directors, or employees of the Company who will receive no additional compensation therefor.

                       PROPOSAL 1:  ELECTION OF DIRECTORS

     At the Annual Meeting, six (6) directors of the Company are to be elected to serve until the next annual meeting and until their respective successors are elected or appointed. The authorized number of directors of the Company has been fixed at six (6) by the Board of Directors.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the six (6) nominees of the Board of Directors named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them FOR the remaining nominees and such proxies may be voted for the election of a substitute nominee recommended by the Board of Directors.

                                                                         DIRECTOR
              NAME                 AGE               TITLE                SINCE
---------------------------------  ---     --------------------------    --------

Roger A. Strauch                   41      Chairman of the Board and
                                           Chief Executive Officer         1987

John C. Bolger                     50      Director                        1992

William A. Hasler                  55      Director                        1993

David G. Messerschmitt, Ph. D.     51      Director                        1991

Daniel H. Miller                   41      Director                        1991

Harvey E. Wagner                   60      Director                        1989

     Except as set forth below, each of the directors has been engaged in the principal occupation described below. There are no family relationships among any of the directors listed above.

     Roger A. Strauch was appointed Chairman of the Board of Directors in March 1996. Mr. Strauch became a director of the Company upon its incorporation in 1987 and Chief Executive Officer of the Company in 1989. Mr. Strauch also served as President of the Company from 1987 to December 1996. Prior to the Company's incorporation, Mr. Strauch served as Vice President of Teknekron Corporation (the Company was originally formed as a division of Teknekron Corporation). Mr. Strauch is also a member of the Board of Directors for SymmetriCom Inc.

     John C. Bolger became a member of the Board of Directors in July 1992. Mr. Bolger, now a private investor, served as Vice President, Finance and Administration, and Secretary of Cisco Systems, Inc. from 1989 until his retirement in 1992. From 1988 to 1989, he served as Vice President, Finance and Administration, KLA Instruments Corporation and from 1983 to 1987, Mr. Bolger served as Vice President, Finance and Administration of Monolithic Memories, Inc. Mr. Bolger is also a member of the Board of Directors for Sanmina Corporation, Integrated Systems, Inc., McAfee Associates, Inc., and Integrated Device Technology, Inc.

     William A. Hasler became a member of the Board of Directors in May 1993. Mr. Hasler is currently Dean of the Walter Haas School of Business at the University of California at Berkeley. Prior to his appointment at the University of California in 1991, Mr. Hasler joined the firm of KPMG Peat Marwick in 1972 and served in various executive positions and as a member of the Board of Directors. Mr. Hasler also serves on the Board of Governors of the Pacific Stock Exchange and the Board of Directors for The Gap, TENERA, Inc., Aphton, RCM Strategic Global Government Fund, and Walker Interactive Systems.

     David G. Messerschmitt, Ph.D. is currently a Professor in the Electrical Engineering and Computer Science Department at the University of California at Berkeley. Dr. Messerschmitt has served on such faculty since 1977. Dr. Messerschmitt has served as a technical consultant to the Company and Teknekron Corporation on a part-time basis since 1983 and became a director of the Company in May 1991.

     Daniel H. Miller became a consultant to the Company upon his retirement from the Company in 1994. From 1988 until his retirement, Mr. Miller served as Executive Vice President of this Company. Previously, Mr. Miller served as a Vice President of the Company since its incorporation in 1987. Prior to the Company's incorporation, Mr. Miller was Executive Director of Teknekron Corporation. Mr. Miller has been a director since May 1991.

     Harvey E. Wagner has been a director since 1989 and was Chairman of the Board of Directors from March 1989 to March 1996. Mr. Wagner is Chairman of the Board, Chief Executive Officer, and President of Teknekron Corporation, which he founded in 1968.

                    MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF
                           THE NOMINEES LISTED ABOVE

             BOARD MEETINGS, COMMITTEES, AND DIRECTOR COMPENSATION

     The Board of Directors held six (6) meetings during 1996. Each Board member attended all meetings of the Board of Directors and of the committees of the Board on which he served.

     Among the standing committees of the Board of Directors of the Company are the Compensation Committee and the Audit Committee. The Board of Directors does not have a Nominating Committee. Selection of nominees for the Company's Board of Directors is made by the entire Board of Directors.

     The Board of Directors has a Compensation Committee composed of three members, Harvey E. Wagner, John C. Bolger, and William A. Hasler. The Compensation Committee, composed entirely of non-employee directors, is responsible for establishing and reviewing annually the compensation levels of executive officers of the Company and reviewing recommendations made by Company management concerning salaries and incentive compensation for employees of the Company. The Compensation Committee met one (1) time during 1996.

     The Board of Directors has an Audit Committee composed of two members, John
C. Bolger and William A. Hasler. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors and recommends the appointment of independent auditors to the Board of Directors. See Proposal 3. The Audit Committee met three (3) times during 1996.

     In 1996, the Board of Directors appointed an Administrative Committee of the Company's 1991 Stock Incentive Plan and is composed of two members, John C. Bolger and William A. Hasler. Such committee did not meet in 1996.

     Directors who are not employees of the Company received a fee of $1,000 per meeting of the Board or committee of the Board attended in 1996, plus reimbursement of expenses incurred in attending such meetings. If the Board of Directors meeting and a committee meeting occur on the same day, directors who attend both meetings receive only one (1) fee. Messrs. Bolger, Hasler, Wagner, Miller, and Dr. Messerschmitt each receive an annual fee of $10,000 in addition to the per meeting fee. Mr. Miller received $75,850 for consulting work he performed for the Company during 1996. No other consulting fees were paid to directors for work performed for the Company during 1996.

     Under the 1994 Outside Directors Stock Option Plan (Directors Plan) each eligible director is granted options to purchase 31,500 shares upon appointment or election to the Board of Directors. Each year, eligible directors are granted options to purchase an additional 6,000 shares. Options vest monthly over a three-year period. Pursuant to this plan, each director, except Mr. Strauch, received options to purchase 6,000 shares of the Company's Common Stock at an exercise price of $8.75 per share during the year ended December 31, 1996.

     SECURITY OWNERSHIP OF DIRECTORS, OFFICERS, AND PRINCIPAL SHAREHOLDERS

     The following table sets forth information as of January 15, 1997 concerning ownership of Common Stock by each director, the Named Executive Officers, as defined below, all directors and Named Executive Officers as a group, and the only persons known by the Company to own 5% or more of the outstanding shares of its Common Stock. Unless otherwise noted, the listed persons have sole voting and dispositive powers with respect to the shares held in their names, subject to community property laws if applicable.

                                                                 AMOUNT AND NATURE OF
                                                                 BENEFICIAL OWNERSHIP
                                                               -------------------------
                                NAME                            NUMBER           PERCENT
        -----------------------------------------------------  ---------         -------

        DIRECTORS AND NAMED EXECUTIVE OFFICERS

        Roger A. Strauch(1)(2)...............................  1,718,000            8.0%

        Daniel H. Miller(1)..................................  1,120,319            5.3

        Harvey E. Wagner.....................................    629,638            3.0

        Ram A. Banin, Ph. D.(1)..............................    183,750              *

        David G. Messerschmitt, Ph.D.(1)(2)..................    177,604              *

        Paul A. Farmer(1)....................................    101,250              *

        Harish S. Rao, Ph.D.(1)..............................     71,625              *

        Hatch Graham(1)......................................     28,125              *

        John C. Bolger(1)....................................     27,000              *

        William A. Hasler(1).................................     20,500              *

        All directors and named executive officers as a group
          (ten persons)(1)(2)................................  4,077,811           18.6%

---------------

* Less than 1%

(1) Includes options under the Company's stock option plans which are exercisable on January 15, 1997 or within 60 days thereafter.

(2) Includes shares held in a family trust/family foundation in which the director controls or shares investment and voting power.

                         COMPENSATION COMMITTEE REPORT

     The report of the Compensation Committee (the "Committee") shall not be deemed incorporated by reference by any general statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not be otherwise deemed filed under such Acts.

     The Company's compensation program is reevaluated annually. The program, designed to encourage teamwork and cooperation and to motivate key personnel, establishes a base salary for each executive with annual cash incentives to be paid based on attainment of defined performance goals. The overall structure of the plan is the same for corporate staff, functional leaders, and other key personnel in that specific targets are set for each individual. The target bonus (up to 50% of salary) is paid to an individual achieving expected performance. Higher percentages may be paid for extraordinary performance.

     The annual targets are set by the Committee based on recommendations from members of executive management at the end of the previous year and include between two and five specific performance measures focused in the individual's area of responsibility. The performance of executive officers is measured based on overall Company performance, including earnings per share. All compensation awarded is at the discretion of the Board of Directors.

     The Committee recognizes that stock options are considered a standard component of competitive compensation packages throughout the industry. As part of the Company's longer term incentive compensation program, generally all employees, including executive officers, are eligible for awards under the Company's 1991 Stock Incentive Plan, which permits the grant of stock options or restricted stock. As the options provide value to the owner only when the price of the Company's stock increases above the grant price of the options, senior management attains the perspective of a shareholder with regard to the Company's financial position. Stock option grants are based on a median competitive grant level dependent only on a threshold level of corporate performance. Stock options are generally granted at a price equal to the fair market value on the date of the grant. Stock options are generally granted on an annual basis and generally vest over four to six years from the date of the grant. The Committee has the authority to grant additional options at year end (within ranges established at the beginning of the year) for individuals believed to have exhibited extraordinary performance during the year. No options were awarded to executive officers for 1996 due to the Company's weak financial performance.

     Senior management also participates in company-wide employee benefit plans, including the Company's Profit Sharing/401(k) Plan. Benefits under these plans are not dependent upon individual performance.

     The Committee believes that executive compensation should not only be within competitive norms, but also be highly related to individual and corporate performance. The 1996 base salaries for Mr. Strauch, the Chief Executive Officer, and all other executive officers were established at the end of 1995 by the Committee based upon the Company's 1995 performance. Accordingly, the 1996 base salary for Mr. Strauch was increased from $245,000 in 1995 to $250,000 for his leadership effort and commitment to the Company. Effective January 1, 1997, Mr. Strauch's base salary was decreased to $230,000 based upon the 1996 operating results of the Company. Further, Mr. Strauch received no bonus based upon 1996 corporate results. In early 1996, Mr. Strauch was granted options to 30,000 shares based upon the Company's 1995 performance. Mr. Strauch was not granted any stock options relating to the Company's 1996 performance.

                                          COMPENSATION COMMITTEE
                                          Harvey E. Wagner, Chairman
                                          John C. Bolger
                                          William A. Hasler
February 28, 1997

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation of the Company's executive officers whose cash compensation exceeded $100,000, for the years ended December 31, 1996, 1995, and 1994 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                               COMPENSATION AWARDS
                                                  ANNUAL COMPENSATION          --------------------
                                            --------------------------------   NUMBER OF SECURITIES
                                                                OTHER ANNUAL   UNDERLYING OPTIONS/     ALL OTHER
                                            SALARY     BONUS    COMPENSATION           SARS           COMPENSATION
    NAME AND PRINCIPAL POSITION      YEAR     ($)     ($)(1)        ($)             (#)(2)(3)            ($)(4)
-----------------------------------  ----   -------   -------   ------------   --------------------   ------------
Roger A. Strauch                     1996   250,000        --       24,738(12)         30,000             4,750
  Chairman of the Board and          1995   245,000   150,000           --             90,000             4,620
  Chief Executive Officer            1994   215,000   135,000           --            150,000             4,620
Ram A. Banin, Ph.D.                  1996   230,000        --       20,696(12)         75,000             4,750
  President and Chief Operating      1995   210,000   200,000           --             60,000             4,620
    Officer
                                     1994   180,000   104,809(5)         --            45,000             4,620
Paul A. Farmer,                      1996   180,000        --        8,091(12)         45,000             3,919
  Chief Financial Officer,           1995   165,000   125,000           --             60,000             4,620
    Secretary,
  and Treasurer                      1994   140,000    70,000      110,914(6)              --             4,620
Hatch Graham,                        1996   180,000(8)      --       2,163(12)             --             3,643
  Senior Vice President(7)           1995    36,923   135,000(9)     50,000(9)        112,500(9)             --
Harish S. Rao, Ph.D.                 1996   205,000(11)      --     10,904(12)         55,500             3,853
  Senior Vice President,             1995   171,875   175,000           --             45,000             4,620
    Engineering
  and Operations(10)                 1994   140,000    77,471           --             27,000             4,620

---------------

 (1) Includes bonuses accrued in 1995 and 1994 paid in 1996 and 1995, respectively.

 (2) Reflects options only. No SARs have been issued.

 (3) Options have been adjusted for the three-for-two split in May of 1996.

 (4) These amounts represent the amounts accrued for the Company's contributions to the Company's Profit Sharing/401(k) Plan for 1996, 1995, and 1994, respectively, and allocated to the named executive officers.

 (5) Includes $1,500 paid to Dr. Banin for special incentive program.

 (6) Represents relocation costs paid in 1994 by the Company on behalf of Mr. Farmer. In 1994, no other executive officer received compensation other than the salary and bonus described herein, including incidental personal benefits, in excess of the lesser of $50,000 or 10% of such officer's cash compensation.

 (7) Mr. Graham resigned from the executive management team subsequent to the licensing of the Personal Communications Group's wireless technology to Atmel Corporation late in 1996. Mr. Graham will continue to serve as a vice president of the Company until October 31, 1997.

 (8) Does not include $45,000 paid to Mr. Graham as part of his separation agreement dated January 1997. Mr. Graham will remain an employee of the Company until October 31, 1997 and will receive full salary until that date.

 (9) These amounts include a sign-on bonus of $100,000, 1995 bonus of $35,000, relocation allowance of $50,000, and 112,500 options in accordance with Mr. Graham's employment agreement.

(10) Dr. Rao resigned from the executive management team in October 1996 and from the Company in January 1997. Dr. Rao became an executive officer in August 1995.

(11) Does not include approximately $95,000 paid to Dr. Rao as part of his separation from the Company in 1997.

(12) Represents cash paid in lieu of accrued vacation.

            OPTION/SAR GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 1996

                                                                                              POTENTIAL
                                                  INDIVIDUAL GRANTS                      REALIZABLE VALUE AT
                                ------------------------------------------------------     ASSUMED ANNUAL
                                 NUMBER OF      % OF TOTAL                                    RATES OF
                                 SECURITIES    OPTIONS/SARS                              STOCK PRICE OPTION
                                 UNDERLYING     GRANTED TO    EXERCISE OR                      TERM(1)
                                OPTIONS/SARS   EMPLOYEES IN   BASE PRICE    EXPIRATION   -------------------
             NAME                 GRANTED      FISCAL YEAR      ($/SH)         DATE         5%        10%
------------------------------  ------------   ------------   -----------   ----------   --------   --------
Roger A. Strauch..............     30,000           2.7%         11.17        1/1/02     $113,932   $258,474
Ram A. Banin, Ph.D............     75,000           6.7          11.17        1/1/02      284,831    646,184
Paul A. Farmer................     45,000           4.0          11.17        1/1/02      170,899    387,711
Harish S. Rao, Ph.D...........     55,500           5.0          11.17        1/1/02      210,775    478,176

---------------

(1) Amounts reflect rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules, which are more flexible than the rules under Financial Accounting Standards Board Statement 123 used in financial reporting. Actual gains, if any, on stock option exercises depend on future performance of the Company's common shares and overall stock market conditions. No assurance can be given that the amounts reflected in these columns will be achieved.

              AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED
                    DECEMBER 31, 1996 AND OPTION/SAR VALUES

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-THE-
                                SHARES                         OPTIONS/SARS AT           MONEY OPTIONS/SARS AT
                              ACQUIRED ON      VALUE        DECEMBER 31, 1996(#)          DECEMBER 31, 1996($)
            NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
----------------------------  -----------   -----------   -------------------------   ----------------------------
Roger A. Strauch............         --            --     152,500/147,500             157,500/45,000
Ram A. Banin, Ph.D..........     45,000       741,500     135,000/135,000             420,003/33,750
Paul A. Farmer..............     15,000       293,063     75,000/90,000               171,000/0
Harish S. Rao, Ph.D.........     35,200       514,847     46,500/98,250               181,604/17,730
Hatch Graham................         --            --     28,125/84,375               0/0

---------------

(1) The market closing price at December 31, 1996 was $6.25.

                         TEN-YEAR OPTION/SAR REPRICINGS

                                                                                      LENGTH OF
                                                                                       ORIGINAL
                                                                                     OPTION TERM
                                              MARKET PRICE    EXERCISE               REMAINING AT
                                 NUMBER OF    OF STOCK AT     PRICE AT                 DATE OF
                                OPTIONS/SARS    TIME OF       TIME OF       NEW      REPRICING OR
                                REPRICED OR   REPRICING OR  REPRICING OR  EXERCISE    AMENDMENT
        NAME            DATE     AMENDED(#)    AMENDMENT     AMENDMENT     PRICE        (YRS)
---------------------  ------   ------------  ------------  ------------  --------   ------------
Ram A. Banin,
  Ph.D...............  1/4/93      90,000        $2.33         $3.47       $ 2.33        4.4

     The foregoing table does not include the January 1997 repricing of options to purchase 75,000 and 45,000 shares for Dr. Banin and Mr. Farmer, respectively. On January 13, 1997, the Board of Directors approved an exchange of outstanding stock options for new options with an exercise price equal to the fair market value of the Company's Common Stock on January 28, 1997. This exchange offer was open to all employees of the Company. The new options will have the same terms as the exchanged options except that all new options will have a term of six years, and all new options other than options to executive officers, will have a new vesting schedule.

           COMPARISON CUMULATIVE TOTAL RETURN AMONG TCSI CORPORATION,
                   NASDAQ MARKET INDEX, AND PEER GROUP INDEX

     The Comparison Stock Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts. The following graph assumes $100 invested on July 18, 1991 and all dividends are reinvested. The peer group consists of companies in the Computer Integrated Systems Design Industry.

        Measurement Period                                                   Nasdaq Market In-
      (Fiscal Year Covered)          TCSI Corporation       Peer Group              dex
1991                                               100                 100                 100
1992                                             40.00              109.54              100.98
1993                                             95.00              121.95              121.13
1994                                            136.67              116.66              127.17
1995                                            246.67              188.13              164.96
1996                                            124.94              199.68              204.98

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Mr. Wagner, Mr. Bolger, and Mr. Hasler. Mr. Wagner is the sole shareholder and Chairman of the Board, Chief Executive Officer, and President of Teknekron Corporation. The Company was formed in 1983 as a division of Teknekron Corporation and was incorporated in 1987. Teknekron Corporation is a management company involved in technology transfer and the development of new high technology companies.

             PROPOSAL 2:  APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

     General The Company's Employee Stock Purchase Plan ("ESPP") was adopted by the Board of Directors ("Board") in January 1997. The purpose of the ESPP is to provide employees of the Company and its subsidiaries an opportunity to purchase common stock of the Company through payroll deductions. It is the intention of the Company that the ESPP qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the ESPP shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code, as amended from time to time.

     The ESPP is included in its entirety in Exhibit A. Below is a summary of the major provisions of the ESPP and should be read together with Exhibit A.

     Eligibility. All officers and employees of the Company and its subsidiaries, who are customarily employed for at least 20 hours per week by the Company or its subsidiaries, are eligible to participate in the ESPP. Eligibility will not be granted to an employee if:

     1. immediately after a grant, such employee (or any other person whose stock ownership would be attributed to such employee pursuant to Section 424(d) of the Code) would own shares or hold outstanding options to purchase shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Company or of any subsidiary of the Company; or

     2. such option would permit the employee's rights to purchase shares under all employee stock purchase plans of the Company and its subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds $25,000 of fair market value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     Stock Purchase. Upon signing a subscription agreement authorizing payroll deductions, an eligible employee may become a participant in the ESPP. An employee may participate in the ESPP for one or more offering periods ("Offering Period") which commence on the first trading day on or after February 1 and August 1 each year. Participating employees may elect to have up to 15% of their gross pay deducted each pay date during the Offering Period. Such amounts deducted cannot exceed $12,500 each Offering Period. At the end of each Offering Period (the "Termination Date"), the purchase of shares shall be exercised automatically. The number and price per share are calculated as follows:

     1. Each participant is automatically granted an option to purchase up to the number of whole shares of the Company's common stock arrived at by dividing (i) $12,500 by (ii) 100% of the fair market value of one share of the Company's common stock at the beginning of the Offering Period (Offering Date).

     2. The option price per share of the shares to be sold during each Offering Period shall be the lessor of (i) 85% of the fair market value, as defined below, of one share of the common stock of the Company at the Offering Date or (ii) 85% of the fair market value of one share of common stock at the Termination Date.

     3. The fair market value of the Company's common stock shall be determined by the Board, acting in its sole discretion, and based upon such factors as the Board determines relevant; provided, however, that if there is a public market for the common stock, the fair market value of a share of common stock on a given date shall be the mean of the closing bid and asked prices for the common stock on such date, as reported in The Wall Street Journal.

     As promptly as practicable after the end of each Offering Period, the Company shall arrange for issuance and delivery to, or credit to the account of, each participant, the shares purchased upon exercise of a participant's option.

     Withdrawal; Termination of Employment. A participant may terminate his or her participation in an offering under the ESPP in writing at any time. In such a case, payroll amounts deducted will be returned to the participant. If an employee terminates his or her participation in the ESPP effective as of the first day of the next Offering Date, participation may continue through the end of the current period's Termination Date. Upon termination of a participant's employment for any reason, including retirement or death, participation in the ESPP terminates and as soon as practicable after the termination, payroll deductions credited to his or her account will be returned. In the event an employee fails to remain in continuous employ of the Company or its subsidiaries for at least 20 hours per week during the offering period, the employee will be withdrawn from the ESPP.

     Interest. No interest shall accrue on the payroll deductions of a participant in the ESPP.

     Stock. The maximum number of shares of the Company's common stock which shall be made available for sale under the ESPP shall be 500,000 shares plus an annual increase to be added on each anniversary date of the adoption of the ESPP equal to the lesser of (i) 100,000 shares, (ii) one percent of the outstanding shares on such date, or (iii) a lesser amount determined by the Board. In the event the number of shares purchased in the offering exceeds the authorized shares available, a pro rata allocation of the shares remaining available for grant shall be made in a uniform and equitable manner.

     Administration and powers of the Board. The ESPP shall be administered by the Board or a committee of members of the Board appointed by the Board. The committee shall have full and exclusive discretionary authority to construe, interpret, and apply the terms of the ESPP, to determine eligibility and to adjudicate all disputed claims filed under the ESPP. Every finding, decision, and determination made by the Board or its committee shall, to the fullest extent permitted by law, be final and binding upon all parties. The Board also has the right to change the duration of the Offering Periods, to limit the number of participant payroll deduction rate changes per period, and determine the maximum payroll deduction rate. The Board may terminate the ESPP at any time.

     Term of Plan. The ESPP shall continue in effect until the Board terminates the ESPP.

     Adjustments Upon Changes in Capitalization. In the event of any changes in the capitalization of the Company, such as a stock split, stock dividend, combination or reclassification of the Common Stock, resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Board in the shares subject to purchase and in the price per share under the ESPP. In the event of a proposed sale of all or substantially all of the assets of the Company, or their merger or consolidation of the Company with or into another corporation, or in the event of a proposed dissolution or liquidation of the Company, the Board shall shorten the Offering Period then in progress by setting a new Termination Date (the "New Termination Date"). The New Termination Date shall be before the date of the Company's proposed dissolution, liquidation, sale, or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Termination Date, that the Termination Date for the participant's option has been changed to the New Termination Date and that the participant's option shall be exercised automatically on the New Termination Date, unless prior to such date the participant has withdrawn from the offering.

     Certain Federal Income Tax Information. The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the ESPP does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

     The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the date of enrollment and one year from the applicable date of exercise, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the date of enrollment. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income measured as the excess of the fair market value of the shares as of the Termination Date over the purchase price. The difference between the fair market value of the shares on the date of the sale or other disposition and the Termination Date will be either long-term or short-term capital gain or loss, depending on the holding period. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

              MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

        PROPOSAL 3:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1997. If the shareholders fail to ratify the appointment, the Board of Directors will reconsider whether or not to retain that firm. Ernst & Young LLP or its predecessor has audited the Company's financial statements since 1987. Representatives of Ernst & Young LLP are expected to be at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

              MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company no later than December 12, 1997. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and more than ten percent shareholders are required by Securities Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during 1996 its officers, directors, and more than ten percent beneficial owners complied with all filing requirements applicable to them.

                         ANNUAL REPORT TO SHAREHOLDERS

     The Company's 1996 Annual Report on Form 10-K and 1996 Annual Report to shareholders accompany this Proxy Statement.

                                 OTHER BUSINESS

     The Board of Directors knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote the same in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Paul A. Farmer
                                          Chief Financial Officer,
                                          Secretary, and Treasurer
April 4, 1997

                                                                       EXHIBIT A

                                TCSI CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

     The following constitutes the provisions of the TCSI Corporation Employee Stock Purchase Plan (the "Plan") of TCSI Corporation (the "Company").

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. It is the intention of the Company that the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code, as amended from time to time.

     2. Definitions.

     (a) "Compensation," unless otherwise determined by the Board of Directors of the Company, means total cash compensation from employment reportable on Form W-2 including, without limitation, regular straight-time gross earnings, overtime pay, shift premium, incentive compensation, bonuses, and commissions, but expressly excluding relocation benefits, expense reimbursements, gains realized in connection with the exercise of stock options or participation in a stock option or purchase program and contributions by the Company to qualified deferred compensation plans.

     (b) "Employee" means any person, including an officer, who is customarily employed for at least 20 hours per week by the Company or its subsidiaries.

     (c) "Subsidiary" means any corporation described in Section 424 of the Code in which the Company owns, directly or indirectly, 50% or more of the voting shares.

     (d) "Offering Date" means the first business day of an Offering period of the Plan.

     (e) "Termination Date" means the last business day of an Offering period of the Plan.

     3. Eligibility.

     (a) General Rule. Any Employee, as defined in Section 2, who shall have completed at least 30 days of continuous employment by the Company or its Subsidiaries on the date his or her participation in the Plan is effective shall be eligible to participate in the Plan, subject to the limitations imposed by
Section 423(b) of the Code.

     (b) Exceptions. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if:

          (i) immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to
     Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary of the Company; or

          (ii) such option would permit the Employee's rights to purchase shares under all employee stock purchase plans of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds $25,000 of fair market value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. Offerings. The plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5. Participation. An eligible Employee may become a participant in one or more Offerings under the Plan by completing and signing a subscription agreement authorizing payroll deductions on a form provided by the Company (the "Subscription Agreement") and by filing it with the Company's payroll office not less than three business days prior to the start of the Offering period with respect to which it is to be effective unless a different time for filing the Subscription Agreement has been set by the Company with respect to a given Offering. An Employee's authorization and participation in the Plan shall become effective on the first Offering Date following the timely filing of his or her Subscription Agreement and shall remain effective until revoked by the participant by the filing of a Payroll Deduction Authorization Change or Withdrawal form as described in Section 10(a) hereof or until changed by the filing of a Payroll Deduction Authorization Change or Withdrawal form providing for a change in the participant's payroll deduction rate; provided, however, the Company's Board of Directors may, in its discretion, limit the number of participation rate changes during any offering. An Employee who becomes eligible to participate in the Plan after the commencement of an Offering period may not become a participant in the Plan until the commencement of the next Offering.

     6. Payroll Deductions.

     (a) At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the next Offering period at a percentage rate equal to a positive whole number not exceeding 15%, or such other maximum rate as may be determined from time to time by the Company's Board of Directors (herein sometimes referred to as the "Board") subject to the provisions of Section 19 hereof, of the Compensation which would otherwise be payable to such participant on each such payday; provided, however, that the maximum amount withheld on behalf of a participant with respect to an Offering period shall not exceed the maximum amount that a participant might be required to pay upon the exercise of his or her option determined as of the first day of an Offering period.

     (b) Payroll deductions for a participant shall commence on the first payday following the date when a participant's payroll deduction authorization becomes effective and shall automatically continue from Offering period to Offering period until changed or terminated by the participant in accordance with the terms hereof.

     (c) All payroll deductions authorized by a participant shall be credited to the participant's individual account under the Plan. A participant may not make any additional payments into such account.

     (d) A participant may terminate his or her participation in the Plan at any time prior to the Termination of the Offering period as provided in Section 10, but may not change the rate of his or her payroll deductions with respect to an Offering period during such Offering period.

     7. Grant of Option.

     (a) On each Offering Date with respect to which a participant's payroll authorization is effective, each participant in the Plan shall automatically be granted an option to purchase (at the option price as provided in Section 7(b) hereof) up to the number of whole shares of the Company's Common Stock arrived at by dividing (i) $12,500 by (ii) 100% of the fair market value of one share of the Company's Common Stock at the Offering Date, subject to the limitations set forth in Sections 3(b) and 12 hereof. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(c) hereof.

     (b) The option price per share of the shares to be sold during each Offering shall be the lesser of (i) 85% of the fair market value as defined in 7(c) hereof, of one share of the Common Stock of the Company at the Offering Date or (ii) 85% of the fair market value, as defined in 7(c) hereof, of one share of the Common Stock of the Company at the Termination Date.

     (c) The fair market value of the Company's Common Stock shall be determined by the Company's Board of Directors, acting in its sole discretion, and based upon such factors as the Board determines relevant; provided, however, that if there is a public market for the Common Stock, the fair market value of a share of Common Stock on a given date shall be the mean of the closing bid and asked prices for the Common Stock on such date, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by The

Nasdaq Stock Market), or, in the event the Common Stock is listed on a national securities exchange or on the Nasdaq National Market, the fair market value per share shall be the mean of the closing bid and asked price on such exchange or on The Nasdaq Stock Market as of the date of grant of the option, as reported in The Wall Street Journal.

     8. Exercise of Option. Unless a participant cancels his or her option and withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares shall be exercised automatically at the Termination Date of the Offering period, and the accumulated payroll deductions credited to a participant's account on the Termination Date will be applied to purchase whole shares of the Company's Common Stock (up to the maximum number subject to option as determined in Section 7(a) hereof) at the applicable option price. Any amount credited to a participant's account and not applied to the purchase of Common Stock by reason of the limitation on the number of shares subject to option shall be refunded promptly to such participant after the Termination Date, provided that any amount remaining in a participant's account and representing a fractional share shall be carried over and applied to the purchase of shares in the subsequent Offering period if the participant participates in the subsequent Offering. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by such participant.

     9. Delivery. As promptly as practicable after the end of each Offering period, the Company shall arrange for the issuance and delivery to, or credit to the account of, each participant, as appropriate, of the shares purchased upon exercise of his or her option. At the election of the Company, the issuance and delivery of the shares purchased upon exercise of a participant's option may be effected by transfer (electronic or otherwise in the discretion of the Company) of such shares to a securities account maintained in such participant's name.

     10. Withdrawal; Termination of Employment.

     (a) A participant may terminate his or her participation in an Offering under the Plan and withdraw all, but not less than all, the payroll deductions credited to his or her account under the Plan at any time prior to a Termination Date by giving written notice of withdrawal to the Company on a Payroll Deduction Authorization Change or Withdrawal form provided for such purpose. In such case, all of the participant's payroll deductions credited to his or her account shall be paid to him or her promptly after receipt of his or her notice of withdrawal, his or her option for the current period shall be automatically canceled, and no further payroll deductions for the purchase of shares shall be made except pursuant to a new Subscription Agreement filed in accordance with
Section 5 hereof.

     A participant may terminate his or her participation in the Plan effective as of the first day of the next Offering period by giving written notice of withdrawal to the Company on a Payroll Deduction Authorization Change or Withdrawal form provided for such purpose. In such case, the participant's payroll deductions will continue through the end of the Offering period in which the notice of withdrawal is given, all amounts deducted from the participant's Compensation during such Offering period will be applied to the purchase of Common Stock pursuant to the Plan, and following the completion of such Offering period no further payroll deductions for the purchase of shares shall be made except pursuant to a new Subscription Agreement filed in accordance with Section 5 hereof.

     (b) Upon Termination of a participant's employment for any reason, including retirement or death, as soon as practicable after such Termination the payroll deductions credited to his or her account shall be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option shall be automatically canceled.

     (c) In the event an Employee fails to remain in the continuous employ of the Company or its Subsidiaries for at least 20 hours per week during the Offering period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to him or her and his or her option will be canceled.

     (d) A participant's withdrawal from an Offering shall not have any effect upon his or her eligibility to participate in a subsequent Offering or in any similar plan which may hereafter be adopted by the Company except as noted in
Section 5.

     11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     12. Stock.

     (a) Subject to Section 18, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 500,000 shares plus an annual increase to be added on each anniversary date of the adoption of the Plan equal to the lesser of (i) 100,000 shares, (ii) one percent of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The shares to be sold to participants in the Plan will be authorized but unissued shares. Upon the cancellation of any option granted under the Plan, the shares subject thereto shall return to the Plan and become available for options thereafter granted under the Plan. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the options to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary.

     (b) A participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

     (c) Shares to be delivered to a participant under the Plan shall, as specified in the participant's Subscription Agreement, be registered in the name of the participant or in the name of the participant and his or her spouse.

     13. Administration. The plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the plan, to determine eligibility and to adjudicate all disputed claims filed under the plan. Every finding, decision and determination made by the Board or its committee shall, to the fullest extent permitted by law, be final and binding upon all parties.

     14. Designation of Beneficiary.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the Termination Date of an Offering period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Termination Date of an Offering period.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a valid designation of a beneficiary who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10 hereof.

     16. Use of Funds. All payroll deductions received or held by the Company on behalf of a participant under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. Reports. Individual accounts will be maintained for each participant in the Plan. Individual statements of account will be given to participating Employees semiannually as promptly as practicable following the Termination Date of an Offering period, which statements shall set forth the amounts of payroll deductions, the per share option price, the number of shares purchased and the remaining cash balance, if any, in a participant's account.

     18. Adjustments upon Changes in Capitalization or Control.

     (a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which has been authorized for issuance under the Plan but has not yet been placed under option or which has been returned to the Plan upon the cancellation of an option, as well as the option price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to option.

     (b) In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, or in the event of a proposed dissolution or liquidation of the Company, the offering then in progress shall be shortened by setting a new Termination Date (the "New Termination Date"). The New Termination Date shall be before the date of the Company's proposed dissolution, liquidation, sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Termination Date, that the Termination Date for the participant's option has been changed to the New Termination Date and that the participant's option shall be exercised automatically on the New Termination Date, unless prior to such date the participant has withdrawn from the offering as provided in Section 10 hereof.

     (c) No fractional shares of Common Stock shall be issuable on account of any adjustment described herein, and the aggregate number of shares into which shares then covered by an option, when changed as the result of such adjustment, shall be reduced to the largest number of whole shares resulting from such adjustment, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

     19. Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan in such respects as the Board may deem advisable. No such Termination will affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant without the prior written consent of such participant, nor may an amendment be made without prior approval of the shareholders of the Company if such amendment would increase the number of shares that may be issued under the Plan.

     20. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by vote of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. The Plan shall continue in effect until the Board terminates it pursuant to Sections 19 or 22 of the Plan.

     21. Notices. All notices or other communications (i) by a participant to the Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof and (ii) by the Company to a participant in connection with the Plan shall be deemed to have been duly given when received by the participant or, if earlier, five days after deposit in the United States mail by certified or registered mail, return receipt requested, first class postage prepaid, addressed to the participant at his or her address as shown on the records of the Company or as such participant may request by written notice to the Company hereunder.

     22. Shareholder Approval. Notwithstanding anything to the contrary herein, the continuance of the Plan and the effectiveness of any option granted hereunder shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company present or represented and entitled to vote thereon at a meeting of shareholders duly held in accordance with the laws of the State of Nevada, within 12 months before or after the date the Plan is adopted by the Board. No options granted before such shareholder approval has been obtained shall be exercisable unless such shareholder approval is obtained. If the Plan is not approved by the shareholders of the Company within the above-referenced 12-month period, the Plan and any options granted hereunder shall terminate and all payroll deductions credited to a participant's account shall be promptly returned to him or her.

     23. No Enlargement of Employee Rights. The Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company, its parent, Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or retire any Employee thereof at any time. No Employee shall have any right to or interest in options authorized hereunder prior to the grant of an option to such Employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject to, however, all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

     24. Information to Participants. The Company shall provide without charge to each participant in the Plan copies of such annual and periodic reports as are provided by the Company to its shareholders generally.

     25. Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the State of Nevada, without regard to the conflicts of laws rules thereof.

     26. Tax Withholding. If at any time the Company or any Subsidiary is required, under applicable laws and regulations, to withhold, or to make any deduction of, any taxes or take any other action in connection with any exercise of an option made hereunder or transfer of shares of Common Stock, the Company or such Subsidiary shall have the right to deduct from all amounts paid in cash any taxes required by law to be withheld therefrom, and in the case of shares of Common Stock, the participant or his or her estate or beneficiary shall be required to pay the Company or such Subsidiary the amount of taxes required to be withheld or, in lieu thereof, the Company or such Subsidiary shall have the right to retain, or sell without notice, a sufficient number of shares of Common Stock to cover the amount required to be withheld, or to make other arrangements with respect to withholding as it shall deem appropriate.

     27. Securities Law Compliance. No shares of Common Stock may be issued upon the exercise of any option under the Plan until all requirements of applicable Federal, state, foreign or other securities laws with respect to the purchase, sale and issuance of shares of Common Stock shall have been satisfied. If any action must be taken because of such requirements, then the purchase, sale and issuance of shares shall be postponed until such action can reasonably be taken. Upon request by the Company, an Employee shall deliver to the Company such information, representations or undertakings as the Company may reasonably request in order to comply with any registration requirements or exemptions therefrom of applicable securities laws. The Company may require any securities so issued to bear a legend, may give its transfer agent instructions, and may take such other steps as in its judgment are reasonably required to prevent any violation of applicable securities laws.

                                  DETACH HERE




                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

P                               TCSI CORPORATION

R
            The undersigned hereby appoints PAUL A. FARMER and CHRISTINE M.
O DAVIS and each of them as proxies for the undersigned, with full power of substitution, to act and vote all the shares of Common Stock of TCSI
X Corporation held of record by the undersigned on March 17, 1997, at the annual meeting of shareholders to be held on Wednesday, May 7, 1997, or
Y     any adjournment thereof.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                    SEE REVERSE
                                                                        SIDE

                                  DETACH HERE

[X]  Please mark
     votes as in
     this example.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder, if no direction is made, this proxy will be voted FOR items 1, 2, and 3.
               Management Recommends a Vote FOR items 1, 2, and 3.

                                                                                                              FOR  AGAINST  ABSTAIN
     1. Election of Directors duly nominated:
     Nominees: Roger A. Strauch, John C. Bolger, William A. Hasler,      2. Proposal to approve the TCSI      [ ]    [ ]     [ ]
     David G. Messerschmitt, Ph.D., Daniel H. Miller, Harvey E. Wagner      Employee Stock Purchase Plan.

                    FOR                WITHHELD                          3. Proposal to Ratify the Appoint-   [ ]    [ ]     [ ]
                    [ ]                  [ ]                                ment of Ernst & Young LLP as
                                                                            Independent Auditors.

                                                                         4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before
     [ ] ________________________________________________                   the meeting.
              For all nominees except as noted above
                                                                                   MARK HERE
                                                                                  FOR ADDRESS   [ ]
                                                                                   CHANGE AND
                                                                                  NOTE AT LEFT

                                                                          Please sign exactly as your name or names appear hereon.
                                                                          For joint accounts, each owner should sign. When signing
                                                                          as executor, administrator, attorney, trustee or guardian, etc., please give your full title.




Signature: ____________________________________  Date: __________  Signature: ____________________________________  Date: __________